SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 16 - SUBSEQUENT EVENTS

a.
On January 4, 2021 options to purchase 1,314,218 ordinary shares were granted to the Chief Executive officer of the Company, with an exercise price of $1.24. The options vest over 4 years from the date of grant; 25% vest on the first anniversary of the date of grant and the remaining 75% of the option will vest in twelve equal quarterly installments following the first anniversary of the grant date. The grant was subject to the approval by the shareholders of the Company and was subsequently approved in March 2021.

b.
In February and March 2021, the Company issued additional 2,546,265 ordinary shares for net proceeds of $9.8 million at a weighted average price of $3.99 per ordinary share through the Company’s ATM Program. See also as described in note 10i.

c.	In February 2021, one of the Investor Warrant’s holders exercised 142,406 warrant into 56,075 ordinary shares through cashless exercise mechanism.

d.
 In March 2021, a service provider exercised 65,693 options into 65,693 ordinary shares of the Company for a total consideration of $204 thousand at an exercise price of $3.10. See also as described in note 10j.